The Colonial BancGroup, Inc.

Gulf South Banking Conference
April 29-30, 2002

Forward-Looking Statements

                                                    THE COLONIAL BANCGROUP, INC.

This presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of BancGroup to realize elements of its strategic plans for 2002 and beyond; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; and (iv) changes which may occur in the regulatory environment. When used in this presentation, the words "believes," "estimates," "plans," "expects," "should," "may," "might," "outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Financial Strength in Local Hands

                                                    THE COLONIAL BANCGROUP, INC.

..  One bank holding company
   -  approximately $13.2 billion in assets in six states
   -  concentrations in Florida ($4.8 bil.) and Alabama ($4.4 bil.)
..  Built on a community banking philosophy
   -  allows local autonomy in lending decisions and customer relationships
..  Long-standing real estate expertise evident in loan mix:
   -  Residential real estate = 19% of portfolio
   -  Commercial loans secured by real estate = 34% of the portfolio
   -  Construction loans secured by real estate = 24% of the portfolio
..  Experienced management teams
   - 8% insider ownership aligns the interests of shareholders, bondholders and management
..  Focused on enhancing fee income and customer relationships

[LOGO] COLONIAL BANK(SM)

                                    [GRAPH]

REGIONAL BANKS

[LOGO] NORTH ALABAMA REGION
[LOGO] CENTRAL ALABAMA REGION
[LOGO] MONTGOMERY REGION
[LOGO] GULF COAST REGION
[LOGO] GEORGIA REGION
[LOGO] CENTRAL FLORIDA REGION
[LOGO] SOUTHWEST FLORIDA REGION
[LOGO] SOUTH FLORIDA REGION
[LOGO] BAY AREA REGION
[LOGO] NEVADA REGION
[LOGO] TEXAS REGION
[LOGO] LOAN PRODUCTION OFFICE

Assets by Region

                                                     THE COLONIAL BANCGROUP, INC

                                         Assets                 Projected Branch
Bank Regions                          (in millions)  Branches   Additions 02-05
--------------------------------------------------------------------------------
Central Alabama (Birmingham)             $1,275         44             0
Northern (Huntsville)                     1,043         32             0
Gulf Coast (Mobile)                         416         12             0
Montgomery (includes Destin, FL)          1,098         40             5
Georgia (Atlanta, Macon, Columbus)        1,105         23             5
Central FL (Greater Orlando)              1,270         43             8
South FL (Miami, West Palm Beach)         1,514         20             4
Bay Area (Tampa, St. Pete)                  710         20             5
Southwest FL (Naples, Ft. Myers)            415         13             8
Texas (Dallas, Austin)                      628          8             6
Nevada (Las Vegas, Reno)                    401         11             6
--------------------------------------------------------------------------------
Total number of Branches                               266            47

           Excludes corporate and mortgage warehouse lending assets.
                  Assets and branches are as of March 31, 2002.

Financial Results - 1st Quarter 2002

                                                    THE COLONIAL BANCGROUP, INC.

                                                          1st Quarter

($ in millions, except per share amounts)              2002         2001       % Change
                                                   -----------  -----------   -----------
Net Interest Income                                $  110.4     $  103.2           7%
Noninterest Income                                     22.9         20.8          10%
Noninterest Expense                                    70.5         68.4           3%
Net Income                                             34.2*        29.2          17%
Cash Basis Earnings Per Share (Diluted)            $   0.29     $   0.27           7%


Cash Return on Average Tangible Assets                 1.11%        1.03%
Cash Return on Average Tangible Equity                18.33%       17.85%
Efficiency Ratio                                      52.78%       55.64%
Net Interest Margin                                    3.72%        3.62%

*RECORD NET INCOME OF  $34.2 MILLION

Florida Franchise Highlights

                                                    THE COLONIAL BANCGROUP, INC.

..$4.8 billion in assets

..5 Market Areas:

     .Central Florida (Greater Orlando)
     .South Florida (Miami, Palm Beach)
     .Bay Area (Tampa, St. Pete)
     .Southwest Florida (Naples, Ft. Myers)
     .Panhandle (Destin, Grayton Beach) - part of the Montgomery region


..97 full service branches in the state of Florida and 2 loan production offices

..Currently have the 6th largest presence with bank offices

Florida Franchise - Core Deposit Growth

                                                    THE COLONIAL BANCGROUP, INC.

                               Average    Average     %        Average       %
                                1Q02       4Q01     Growth**    1Q01      Growth
 ($ in millions)
--------------------------------------------------------------------------------
Total Core Deposits (1)        $3,992     $3,873      12%      $3,496      14%*

Florida only                   $1,891     $1,771      27%      $1,525      24%*

% of Total (Florida)               47%        46%                  44%

(1) Core deposits excludes brokered, time and custodial deposits.

* Growth rate includes the effect of deposits acquired from Union Planters of $109 million in total and $68 million in Florida.

** Annualized
                                                                               8

Florida Franchise - Noninterest Income Trend

                                                    THE COLONIAL BANCGROUP, INC.

                                                                                            Projected
                                                                      1st Quarter 2002     % Growth ($
(in thousands)                1998      1999      2000      2001        (annualized)       2001 to 2002
---------------------------------------------------------------------------------------------------------
Wealth Management           $   359   $ 1,242   $ 1,460   $ 2,511        $ 3,682             47%
Electronic Banking            1,103     1,627     1,819     2,379          2,921             23%
Cash Management                 348       635       918     1,334          1,632             22%
Mortgage Banking                  2        13     2,366     2,008          2,525             26%
Service Charges & Fees       11,025    11,303    10,628    11,993         12,824              7%
Other                         2,574     3,503     4,220     5,293          4,964             -6%
---------------------------------------------------------------------------------------------------------
Total Noninterest Income    $15,411   $18,323   $21,411   $25,518        $28,548             12%

Note: As originally reported prior to restatements for mergers accounted for as pooling of interest.

Florida Franchise - Loan Growth Trend


                                                    THE COLONIAL BANCGROUP, INC.

                                                 December  31,                      March 31,
(in thousands)                 1998          1999          2000         2001           2002         CAGR
-------------------------------------------------------------------------------------------------------------
Central Florida           $  813,503    $  922,191     $1,104,789    $1,135,151     $1,139,887       11%
South Florida                696,241       970,700      1,248,126     1,252,072      1,322,678       22%
Bay Area                     194,496       264,628        295,096       561,953        583,305       40%*
Southwest Florida            155,018       171,651        293,746       297,580        313,616       24%

-------------------------------------------------------------------------------------------------------------
Total Florida             $1,859,258    $2,329,170     $2,941,757    $3,246,756     $3,359,486       20%

* Growth % includes $272 million loans acquired from Manufacturers Bank in October 2001.


Note: As originally reported prior to restatements for mergers accounted for as pooling of interest.

Nonperforming Assets / Loans and OREO

                                                    THE COLONIAL BANCGROUP, INC.

                                    [GRAPH]

1990   1991   1992   1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
1.49%  1.07%  1.34%  1.31%  0.90%  0.78%  0.84%  0.71%  0.60%  0.55%  0.54%  0.64%  0.66%

Note: As originally reported prior to restatements for mergers accounted for as poolings of interests.

Net Charge-Offs/Average Loans

                                                    THE COLONIAL BANCGROUP, INC.

                                    [GRAPH]

                                                                     Southern regionals
                                      All FDIC insured               provided by Keefe,
                                      commerical banks              Bruyette & Woods (as
        Colonial BancGroup         (as of 4th Quarter 2001)          of March 31, 2002)
1992           0.47%                      1.27%                            0.78%
1993           0.33%                      0.85%                            0.33%
1994           0.09%                      0.50%                            0.17%
1995           0.13%                      0.49%                            0.22%
1996           0.18%                      0.58%                            0.29%
1997           0.23%                      0.63%                            0.30%
1998           0.26%                      0.66%                            0.30%
1999           0.21%                      0.58%                            0.29%
2000           0.21%                      0.58%                            0.32%
2001           0.28%                      0.94%                            0.38%
2002           0.25%                      1.31%                            0.42%

Note: As originally reported prior to restatements for mergers accounted for as poolings of interests.

Net Charge-off Ratio Comparison

                                                    THE COLONIAL BANCGROUP, INC.

                                    [GRAPH]


   Colonial  Regions   SouthTrust   BB&T     Compass     SunTrust    Amsouth
     0.25%    0.26%       0.33%     0.48%     0.61%        0.69%      0.83%

                ------------------------------------------------
                 [] 1st Quarter 2002 Annualized net charge-offs
                ------------------------------------------------
                                                                              13

Allowance For Possible Loan Losses

                                                    THE COLONIAL BANCGROUP, INC.

                                       3/31/02     Percent    12/31/01    Percent    3/31/01    Percent
(in millions)                           Loans      Reserve     Loans      Reserve     Loans     Reserve
-------------------------------------------------------------------------------------------------------
By Category:
  Single Family Real Estate:
      Short term lines of credit
      secured by real estate loans
      held for sale                    $   874      0.25%     $ 1,287      0.25%     $   644     0.25%

      1-4 family real estate
      portfolio-held to maturity       $ 1,943      0.50%     $ 1,956      0.50%     $ 2,623     0.50%

Other                                  $ 7,419      1.58%     $ 7,125      1.53%     $ 6,848     1.49%
-------------------------------------------------------------------------------------------------------

Total Loans                            $10,236      1.26%     $10,368      1.18%     $10,115     1.15%

Loan Growth - December 1998 - March 2002

                                                    THE COLONIAL BANCGROUP, INC.

                                    [GRAPH]

                        Regional bank loan               Total Loan Growth
1998                           16%                             17%
1999                           20%                             17%
2000                           17%                             16%
2001                            5%                             10%
2002                            5%*                            --

                                                                     *Annualized


Note: As originally reported prior to restatements for mergers accounted for as pooling of interest.

Noninterest Income

                                                    THE COLONIAL BANCGROUP, INC.

                                                              % Growth                         % Growth
(in thousands)                         2000        2001       00 to 01     1Q01      1Q02       1Q01-1Q02
-------------------------------------------------------------------------------------------------------------------------------
Wealth Management                    $ 8,163     $ 8,670         6%       $2,242     $2,660          19%
Electronic Banking                     5,512       6,918        26%        1,555      1,873          20%
Cash Management                        2,117       2,810        33%          637        821          29%
Mortgage Origination                   5,892       8,287        41%        1,456      2,155          48%
Bank Service Charges & Fees           33,680      39,222        16%        8,860      9,782          10%
Other Income                          19,397      19,101        -2%        4,902      5,637          15%

-------------------------------------------------------------------------------------------------------------------------------
Total                                $74,761     $85,008        14%      $19,652    $22,928          17%

Total non-interest income excludes security gains.


Note: As originally reported prior to restatements for mergers accounted for as pooling of interest.

Summary

                                                    THE COLONIAL BANCGROUP, INC.

     . Great franchise in high growth markets

     . Loan growth with excellent asset quality

     . More products to more customers

     . Expand in market areas through
       acquisitions and new branches

                      CONSTRUCTION & COMMERCIAL REAL ESTATE
                 GEOGRAPHIC DIVERSITY AND INDUSTRY DISTRIBUTION
                                 MARCH 31, 2002

(Dollars in thousands)               Construction                    Commercial Real Estate
                                  --------------------          -------------------------------
Average Loan Size                      $        508                        $         515

Geographic Diversity

       Alabama                         $    378,965                        $     897,386
       Georgia                              429,710                              457,691
       Florida                            1,212,296                            1,552,163
       Texas                                276,480                              142,668
       Nevada                               151,018                              159,087
       Other                                 70,978                              280,366
                                  --------------------                 -------------------------
Total                                  $  2,519,447                        $   3,489,361

------------------------------------------------------------------------------------------------------------------------------------

Industry Distribution                % of Industry Distribution to                              % of Industry Distribution to
                                     -----------------------------                              -----------------------------
                                    Construction              Total                             Commercial Real           Total
                                     Portfolio              Portfolio                          Estate Portfolio         Portfolio
                                  -----------------    ----------------                      ----------------------    ------------
       Development                             22%                  5%      Retail                         18%                 6%
       1-4 Family Residential                  21%                  5%      Office                         16%                 6%
       Land Only                               18%                  4%      Multi-Family                   11%                 4%
       Condominium                             12%                  3%      Lodging                        11%                 4%
       Multi-Family                             9%                  2%      Office/Warehouse                6%                 2%
       Retail                                   5%                  1%      Nursing Home                    5%                 2%
       Other (13 types)                        13%                  4%      Other (11 types)               33%                10%
                                  ----------------  ------------------                           -------------        -----------

                                                                        Total Commercial Real

   Total Construction                         100%                 24%      Estate                        100%                34%
                                  ---------------   ------------------                           -------------        -----------
------------------------------------------------------------------------------------------------------------------------------------


Substantially all Construction and Commercial Real Estate loans have personal guarantees of the principals involved. Owner occupied Commercial Real Estate portfolio totals represented 22% of the total Commercial Real Estate portfolio at March 31, 2002.